Income Taxes - Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Current:
U.S. Federal	$ 430	$ 602
Foreign	11,162	13,490	$ 18,621
Current Income Tax Expense (Benefit), Total	11,592	14,092	18,621
Deferred and other:
Foreign	(3,950)	1,119	3,375
Deferred Income Tax Expense (Benefit)	(3,950)	1,119	3,375
Total	$ 7,642	$ 15,211	$ 21,996